Exhibit (a)(1)(E)

WITHDRAWAL FORMS

Withdrawal Form and Instructions

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

WITHDRAWAL FORM

You should submit this Withdrawal Form only if you previously submitted an Election Form in connection with this offer and you now no longer wish to exchange some or all of the eligible options you previously elected to exchange. To withdraw some or all of your options from the exchange, you must complete, sign, date and deliver this Withdrawal Form by 9:00 p.m., Pacific Time, on October 1, 2008 (unless we extend the offer).  Please read and follow the attached instructions to this Withdrawal Form.

Please check the appropriate box:

☐	I withdraw all my options from the exchange. I understand that I will not be exchanging any of my eligible options for new options.

OR

☐

I do not wish to participate in the offer to the extent indicated in my previous Election Form. I still wish to exchange those options that I previously elected to exchange that I have not listed below. I withdraw from the exchange the following options:

Grant Number(s):	Grant Date(s):

(attach additional sheet(s) if necessary)

Please sign this Withdrawal Form and print your name exactly as your name appears on the Election Form.

Employee Signature	Date

Employee Name (please print)	Employee ID Number

Legal Name, if different (please print)	E-mail Address

THIS WITHDRAWAL FORM, WHETHER SUMBITTED ON-LINE OR BY E-MAIL,

FAX OR HAND DELIVERY, MUST BE RECEIVED NO LATER THAN

9:00 P.M., PACIFIC TIME, ON OCTOBER 1, 2008.

INTEROFFICE, U.S. MAIL OR OTHER POST, AND OVERNIGHT DELIVERY SERVICE (SUCH AS FEDERAL EXPRESS) ARE NOT PERMITTED.

1

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE WITHDRAWAL FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Withdrawal of Options from the Exchange.

You may withdraw some or all of the options that you previously elected to exchange. To withdraw some or all of these options, you must deliver a valid Withdrawal Form while you still have the right to withdraw the options. Your withdrawal right will end at 9:00 p.m., Pacific Time, on October 1, 2008, unless: (a) we extend the offer, in which case you may withdraw your options at any time until the extended expiration date; or (b) we have not accepted your tendered options by 9:00 p.m., Pacific Time, on October 30, 2008 (or any extended expiration date), in which case you may withdraw your options at any time thereafter.

2.             Delivery of the Withdrawal Form.

To withdraw options from the exchange, you must deliver to UTStarcom a completed Withdrawal Form before 9:00 p.m., Pacific Time, on October 1, 2008, in one of the following ways:

•      Using the on-line Withdrawal Form at http://intranet.utstar.com/Legal/Option_Exchange/; or

•      Printing out a Withdrawal Form, completing it and delivering it to us via:

•                  E-mail to equity.information@utstar.com (attaching a PDF or similar imaged document file of your Withdrawal Form);

•                  Fax to +1.510.749.1189; or

•                  If you work in Hangzhou or Shenzen, hand delivery to Human Resources to the attention of Nellie Zhang in Hangzhou or the attention of Linda Huang in Shenzen.

 Only Withdrawal Forms that are properly completed and actually received by the deadline will be accepted. The delivery of the Withdrawal Form and any other required documents is at your risk. Delivery will be deemed made only when actually received by UTStarcom. In all cases, you should allow sufficient time to ensure timely delivery. We intend to confirm the receipt of your Withdrawal Form by e-mail within two (2) U.S. business days. If you have not received such an e-mail confirmation, it is your responsibility to ensure that your Withdrawal Form has been received. Withdrawal forms submitted by any other means than those set forth above, including interoffice or U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted.

3.           Deciding to Participate After Withdrawing.

If you withdraw some or all of your options from the exchange, you may again elect to exchange the withdrawn options at any time before the expiration date. To re-elect to exchange some or all of your withdrawn options, you must submit a new Election Form prior to the expiration of the offer in accordance all the requirements set forth in the instructions to the Election Form.

Your new Election Form must include the required information regarding all of the options you want to exchange and must be clearly dated after the date of your original Election Form and any Withdrawal Form you have submitted. Upon the receipt of a new, properly submitted Election Form, any previously submitted Election Form or Withdrawal Form will be disregarded and will be considered replaced in full by the new Election Form.

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You may change your mind as many times as you wish, but you will be bound by the last properly submitted Election Form or Withdrawal Form we receive before the expiration date. Any options that you do not withdraw will be bound pursuant to your prior Election Form.

4.             Signatures on this Withdrawal Form.

Withdrawal forms submitted via e-mail, fax or hand delivery must be signed by the employee holding the options or another person with the legal authority to act on behalf of the employee. If this Withdrawal Form is signed by the employee, the signature must correspond with the name as written on the Election Form. If your name has been legally changed since you signed the Election Form, please submit proof of the legal name change.

If this Withdrawal Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to UTStarcom of the authority of that person to act in that capacity must be submitted with this Withdrawal Form.

5.             Other Information on this Withdrawal Form.

In addition to signing the Withdrawal Form, you must print your name, legal name (if different than the name you use), date, department in which you work and your current e-mail address.

6.             Requests for Assistance or Copies.

Any questions and any requests for copies of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”) or other forms may be directed by e-mail to equity.information@utstar.com. Copies will be furnished promptly at UTStarcom’s expense.

7.             Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, including time of receipt, of any Withdrawal Form. Our determination of these matters will be final and binding on all parties. We reserve the right to reject any Withdrawal Form that we determine is not in appropriate form or that we determine is unlawful to accept. Neither we nor any other person is obligated to give notice of any defects or irregularities any Withdrawal Form, nor will anyone incur any liability for failure to give any notice.

8.             Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, and the letter from Peter Blackmore dated September 4, 2008 before deciding to withdraw your participation in this offer.

9.             Important Tax Information.

If you are subject to taxation in the United States, you should refer to Section 15 of the Offer to Exchange, which contains important tax information. If you are subject to taxation or social insurance contributions in China, Hong Kong, India, Japan, or Korea you should refer to Schedules C through G of the Offer to Exchange, as applicable, which contain important tax and social insurance information. We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

3

On-line Withdrawal Form and Instructions

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ON-LINE WITHDRAWAL FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Withdrawal of Options from the Exchange.

You may withdraw some or all of the options that you previously elected to exchange. To withdraw some or all of these options, you must deliver a valid Withdrawal Form while you still have the right to withdraw the options. Your withdrawal right will end at 9:00 p.m., Pacific Time, on October 1, 2008, unless: (a) we extend the offer, in which case you may withdraw your options at any time until the extended expiration date; or (b) we have not accepted your tendered options by 9:00 p.m., Pacific Time, on October 30, 2008 (or any extended expiration date), in which case you may withdraw your options at any time thereafter.

2.             Delivery of the Withdrawal Form.

To withdraw options from the exchange, you must deliver to UTStarcom a completed Withdrawal Form before 9:00 p.m., Pacific Time, on October 1, 2008, in one of the following ways:

•      Submitting the on-line Withdrawal Form that follows these instructions; or

•      Printing out a Withdrawal Form, completing it and delivering it to us via:

•      E-mail to equity.information@utstar.com (attaching a PDF or similar imaged document file of your Withdrawal Form);

•      Fax to +1.510.749.1189; or

•      If you work in Hangzhou or Shenzen, hand delivery to Human Resources to the attention of Nellie Zhang in Hangzhou or the attention of Linda Huang in Shenzen.

 Only Withdrawal Forms that are properly completed and actually received by the deadline will be accepted. The delivery of the Withdrawal Form and any other required documents is at your risk. Delivery will be deemed made only when actually received by UTStarcom. In all cases, you should allow sufficient time to ensure timely delivery. We intend to confirm the receipt of your Withdrawal Form by e-mail within two (2) U.S. business days. If you have not received such an e-mail confirmation, it is your responsibility to ensure that your Withdrawal Form has been received. Withdrawal forms submitted by any other means than those set forth above, including interoffice or U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted.

3.             Deciding to Participate After Withdrawing.

If you withdraw some or all of your options from the exchange, you may again elect to exchange the withdrawn options at any time before the expiration date. To re-elect to exchange some or all of your withdrawn options, you must submit a new Election Form prior to the expiration of the offer in accordance all the requirements set forth in the instructions to the Election Form.

Your new Election Form must include the required information regarding all of the options you want to exchange and must be clearly dated after the date of your original Election Form and any Withdrawal Form you have submitted. Upon the receipt of a new, properly submitted Election Form, any previously submitted Election Form or Withdrawal Form will be disregarded and will be considered replaced in full by the new Election Form.

1

You may change your mind as many times as you wish, but you will be bound by the last properly submitted Election Form or Withdrawal Form we receive before the expiration date. Any options that you do not withdraw will be bound pursuant to your prior Election Form.

4.             Completing this On-Line Withdrawal Form.

This on-line Withdrawal Form must be completed and submitted by the employee holding the options to be exchanged. The employee must provide his or her name, which will serve as his or her signature.

If a Withdrawal Form is to be completed and submitted by a legal representative of the employee, the representative should submit a Withdrawal Form via e-mail, fax or hand delivery, along with proper evidence satisfactory to UTStarcom of the authority of that person to act in that capacity.

5.             Other Information on this On-Line Withdrawal Form.

You must provide all information requested on this on-line Withdrawal Form, including your legal name (if different than the name you use), department and e-mail address.

6.             Requests for Assistance or Copies.

Any questions and any requests for copies of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”) or other forms may be directed by e-mail to equity.information@utstar.com. Copies will be furnished promptly at UTStarcom’s expense.

7.             Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, including time of receipt, of any Withdrawal Form. Our determination of these matters will be final and binding on all parties. We reserve the right to reject any Withdrawal Form that we determine is not in appropriate form or that we determine is unlawful to accept. Neither we nor any other person is obligated to give notice of any defects or irregularities any Withdrawal Form, nor will anyone incur any liability for failure to give any notice.

8.             Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, and the letter from Peter Blackmore dated September 4, 2008 before deciding to withdraw your participation in this offer.

9.             Important Tax Information.

If you are subject to taxation in the United States, you should refer to Section 15 of the Offer to Exchange, which contains important tax information. If you are subject to taxation or social insurance contributions in China, Hong Kong, India, Japan, or Korea you should refer to Schedules C through G of the Offer to Exchange, as applicable, which contain important tax and social insurance information. We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

2

ON-LINE WITHDRAWAL FORM

MUST BE SUBMITTED BY 9:00 P.M., PACIFIC TIME, OCTOBER 1, 2008

You should submit this Withdrawal Form only if you previously submitted an Election Form in connection with this offer and you now no longer wish to exchange some or all of the eligible options you previously elected to exchange. To withdraw some or all of your options from the exchange, you must submit a Withdrawal Form by 9:00 p.m., Pacific Time, on October 1, 2008 (unless we extend the offer).

Please check the appropriate box:

☐	I withdraw all my options from the exchange. I understand that I will not be exchanging any of my eligible options for new options.

OR

☐

I do not wish to participate in the offer to the extent indicated in my previous Election Form. I still wish to exchange those options that I previously elected to exchange that I have not listed below. I withdraw from the exchange the following options:

Grant Number(s):	Grant Date(s):

Employee Name:

Legal Name, if different:

Employee ID Number:

Date:

E-mail Address:

[SUBMIT BUTTON]

3

Withdrawal Form and Instructions for Employees with Discount Options

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

WITHDRAWAL FORM

You should submit this Withdrawal Form only if you previously submitted an Election Form in connection with this offer and you now no longer wish to amend your discount options and/or exchange some or all of the eligible options you previously elected to exchange. To withdraw your agreement to amend your discount options and/or some or all of your eligible options from the exchange, you must complete, sign, date and deliver this Withdrawal Form by 9:00 p.m., Pacific Time, on October 1, 2008 (unless we extend the offer). Please read and follow the attached instructions to this Withdrawal Form.

Part 1: Cancelling the Amendment of Discount Options

Please check the applicable box:

☐	I do not want to cancel the amendment of any of my discount options. I am submitting this form only to withdraw some or all of my eligible options from the exchange for new options.

OR

☐	I do not agree to amend any of my discount options.

OR

☐	I agree to amend only those discount options listed below:

Grant Number(s):	Grant Date(s):

(attach additional sheet(s) if necessary)

Part 2: Withdrawing Options from the Exchange.

Please check the appropriate box:

☐	I withdraw all my options from the exchange. I understand that I will not be exchanging any of my eligible options (including any amended discount options) for new options.

OR

☐

I do not wish to participate in the offer to the extent indicated in my previous Election Form. I still wish to exchange those options that I previously elected to exchange that I have not listed below. I withdraw from the exchange the following options:

1

Grant Number(s):	Grant Date(s):

(attach additional sheet(s) if necessary)

Please sign this Withdrawal Form and print your name exactly as your name appears on the Election Form.

Employee Signature	Date

Employee Name (please print)	Employee ID Number

Legal Name, if different (please print)	E-mail Address

THIS WITHDRAWAL FORM, WHETHER SUMBITTED ON-LINE OR BY E-MAIL,
FAX OR HAND DELIVERY, MUST BE RECEIVED NO LATER THAN

9:00 P.M., PACIFIC TIME, ON OCTOBER 1, 2008.

INTEROFFICE, U.S. MAIL OR OTHER POST, AND OVERNIGHT DELIVERY SERVICE
(SUCH AS FEDERAL EXPRESS) ARE NOT PERMITTED.

2

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE WITHDRAWAL FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Cancelling the Amendment of Discount Options; Withdrawal of Options from the Exchange.

You may cancel your agreement to amend some or all of your discount options and/or withdraw some or all of the options that you previously elected to exchange.  To take either, or both, of these actions you must deliver a valid Withdrawal Form while you still have the right to withdraw the options.  Your withdrawal right will end at 9:00 p.m., Pacific Time, on October 1, 2008, unless: (a) we extend the offer, in which case you may withdraw your options at any time until the extended expiration date; or (b) we have not accepted your tendered options by 9:00 p.m., Pacific Time, on October 30, 2008 (or any extended expiration date), in which case you may withdraw your options at any time thereafter.

2.             Delivery of the Withdrawal Form.

To cancel your agreement to amend discount options and/or withdraw options from the exchange, you must deliver to UTStarcom a completed Withdrawal Form before 9:00 p.m., Pacific Time, on October 1, 2008, in one of the following ways:

•                  Using the on-line Withdrawal Form for employees with discount options at http://intranet.utstar.com/Legal/Option_Program/; or

•                  Printing out a Withdrawal Form, completing it and delivering it to us via:

•                  E-mail to equity.information@utstar.com (attaching a PDF or similar imaged document file of your Withdrawal Form); or

•                  Fax to (510) 749-1189.

Only Withdrawal Forms that are properly completed and actually received by the deadline will be accepted.  The delivery of the Withdrawal Form and any other required documents is at your risk.  Delivery will be deemed made only when actually received by UTStarcom.  In all cases, you should allow sufficient time to ensure timely delivery.  We intend to confirm the receipt of your Withdrawal Form by e-mail within two (2) U.S. business days.  If you have not received such an e-mail confirmation, it is your responsibility to ensure that your Withdrawal Form has been received.  Withdrawal forms submitted by any other means than those set forth above, including interoffice or U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted.

3.                                  Deciding to Participate After Withdrawing.

If you cancel the amendment of some or all of your discount options and/or you withdraw some or all of your eligible options from the exchange, you may again elect to amend and/or exchange the options at any time before the expiration date. To re-elect to amend and/or exchange options, you must submit a new Election Form prior to the expiration of the offer in accordance all the requirements set forth in the instructions to the Election Form.

Your new Election Form must include the required information regarding all of the options you want to amend and/or exchange and must be clearly dated after the date of your original Election Form and any Withdrawal Form you have submitted. Upon the receipt of a new, properly submitted Election Form, any

3

previously submitted Election Form or Withdrawal Form will be disregarded and will be considered replaced in full by the new Election Form.

You may change your mind as many times as you wish, but you will be bound by the last properly submitted Election Form or Withdrawal Form we receive before the expiration date. Any options that you do not withdraw will be bound pursuant to your prior Election Form.

4.             Signatures on this Withdrawal Form.

Withdrawal forms submitted via e-mail, fax or hand delivery must be signed by the employee holding the options or another person with the legal authority to act on behalf of the employee.  If this Withdrawal Form is signed by the employee, the signature must correspond with the name as written on the Election Form.  If your name has been legally changed since you signed the Election Form, please submit proof of the legal name change.

If this Withdrawal Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to UTStarcom of the authority of that person to act in that capacity must be submitted with this Withdrawal Form.

5.             Other Information on this Withdrawal Form.

In addition to signing the Withdrawal Form, you must print your name, legal name (if different than the name you use), date, department in which you work and your current e-mail address.

6.             Requests for Assistance or Copies.

Any questions and any requests for copies of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”) or other forms may be directed by e-mail to equity.information@utstar.com.  Copies will be furnished promptly at UTStarcom’s expense.

7.             Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, including time of receipt, of any Withdrawal Form.  Our determination of these matters will be final and binding on all parties. We reserve the right to reject any Withdrawal Form that we determine is not in appropriate form or that we determine is unlawful to accept. Neither we nor any other person is obligated to give notice of any defects or irregularities any Withdrawal Form, nor will anyone incur any liability for failure to give any notice.

8.             Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, and the letter from Peter Blackmore dated September 4, 2008 before deciding to withdraw your participation in this offer.

9.             Important Tax Information.

If you are subject to taxation in the United States, you should refer to Section 15 of the Offer to Exchange, which contains important tax information. If you are subject to taxation or social insurance contributions in China, Hong Kong, India, Japan, or Korea, you should refer to Schedules C through G of the Offer to Exchange, as applicable, which contain important tax and social insurance information. We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

4

On-line Withdrawal From and Instructions for Employees with Discount Options

UTSTARCOM, INC.

OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR NEW OPTIONS

INSTRUCTIONS TO THE ON-LINE WITHDRAWAL FORM

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.             Cancelling the Amendment of Discount Options; Withdrawal of Options from the Exchange.

You may cancel your agreement to amend some or all of your discount options and/or withdraw some or all of the options that you previously elected to exchange.  To take either, or both, of these actions you must deliver a valid Withdrawal Form while you still have the right to withdraw the options.  Your withdrawal right will end at 9:00 p.m., Pacific Time, on October 1, 2008, unless: (a) we extend the offer, in which case you may withdraw your options at any time until the extended expiration date; or (b) we have not accepted your tendered options by 9:00 p.m., Pacific Time, on October 14, 2008 (or any extended expiration date), in which case you may withdraw your options at any time thereafter.

2.             Delivery of the Withdrawal Form.

To cancel your agreement to amend discount options and/or withdraw options from the exchange, you must deliver to UTStarcom a completed Withdrawal Form before 9:00 p.m., Pacific Time, on October 1, 2008, in one of the following ways:

•                  Submitting the on-line Withdrawal Form that follows these instructions; or

•                  Printing out a Withdrawal Form, completing it and delivering it to us via:

•                  E-mail to equity.information@utstar.com (attaching a PDF or similar imaged document file of your Withdrawal Form); or

•                  Fax to (510) 749-1189.

Only Withdrawal Forms that are properly completed and actually received by the deadline will be accepted.  The delivery of the Withdrawal Form and any other required documents is at your risk.  Delivery will be deemed made only when actually received by UTStarcom.  In all cases, you should allow sufficient time to ensure timely delivery.  We intend to confirm the receipt of your Withdrawal Form by e-mail within two (2) U.S. business days.  If you have not received such an e-mail confirmation, it is your responsibility to ensure that your Withdrawal Form has been received.  Withdrawal forms submitted by any other means than those set forth above, including interoffice or U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted.

3.             Deciding to Participate After Withdrawing.

If you cancel the amendment of some or all of your discount options and/or you withdraw some or all of your eligible options from the exchange, you may again elect to amend and/or exchange the options at any time before the expiration date. To re-elect to amend and/or exchange options, you must submit a new Election Form prior to the expiration of the offer in accordance all the requirements set forth in the instructions to the Election Form.

Your new Election Form must include the required information regarding all of the options you want to amend and/or exchange and must be clearly dated after the date of your original Election Form and any Withdrawal Form you have submitted. Upon the receipt of a new, properly submitted Election Form, any previously submitted Election Form or Withdrawal Form will be disregarded and will be considered replaced in full by the new Election Form.

You may change your mind as many times as you wish, but you will be bound by the last properly submitted Election Form or Withdrawal Form we receive before the expiration date. Any options that you do not withdraw will be bound pursuant to your prior Election Form.

4.             Completing this On-Line Withdrawal Form.

This on-line Withdrawal Form must be completed and submitted by the employee holding the options to be exchanged.  The employee must provide his or her name, which will serve as his or her signature.

If a Withdrawal Form is to be completed and submitted by a legal representative of the employee, the representative should submit a Withdrawal Form via e-mail, fax or hand delivery, along with proper evidence satisfactory to UTStarcom of the authority of that person to act in that capacity.

5.             Other Information on this On-Line Withdrawal Form.

You must provide all information requested on this on-line Withdrawal Form, including your legal name (if different than the name you use), department and e-mail address.

6.             Requests for Assistance or Copies.

Any questions and any requests for copies of the Offer to Exchange Certain Outstanding Options for New Options (the “Offer to Exchange”) or other forms may be directed by e-mail to equity.information@utstar.com.  Copies will be furnished promptly at UTStarcom’s expense.

7.             Irregularities.

We will determine, in our discretion, all questions as to the form of documents and the validity, including time of receipt, of any Withdrawal Form.  Our determination of these matters will be final and binding on all parties. We reserve the right to reject any Withdrawal Form that we determine is not in appropriate form or that we determine is unlawful to accept. Neither we nor any other person is obligated to give notice of any defects or irregularities any Withdrawal Form, nor will anyone incur any liability for failure to give any notice.

8.             Additional Documents to Read.

You should be sure to read the Offer to Exchange, all documents referenced therein, and the letter from Peter Blackmore dated September 4, 2008 before deciding to withdraw your participation in this offer.

9.             Important Tax Information.

If you are subject to taxation in the United States, you should refer to Section 15 of the Offer to Exchange, which contains important tax information. If you are subject to taxation or social insurance contributions in China, Hong Kong, India, Japan, or Korea, you should refer to Schedules C through G of the Offer to Exchange, as applicable, which contain important tax and social insurance information. We also recommend that you consult with your personal advisors before deciding whether or not to participate in this offer.

ON-LINE WITHDRAWAL FORM

MUST BE SUBMITTED BY 9:00 P.M., PACIFIC TIME, OCTOBER 1, 2008

You should submit this Withdrawal Form only if you previously submitted an Election Form in connection with this offer and you now no longer wish to amend your discount options and/or exchange some or all of the eligible options you previously elected to exchange.  To withdraw your agreement to amend your discount options and/or some or all of your eligible options from the exchange, you must complete, sign, date and deliver this Withdrawal Form by 9:00 p.m., Pacific Time, on October 1, 2008 (unless we extend the offer).

Part 1:	Cancelling the Amendment of Discount Options

Please check the applicable box:

☐	I do not want to cancel the amendment of any of my discount options. I am submitting this form only to withdraw some or all of my eligible options from the exchange for new options.

OR

☐	I do not agree to amend any of my discount options.

OR

☐	I agree to amend only those discount options listed below:

Grant Number(s):	Grant Date(s):

Part 2:	Withdrawing Options from the Exchange.

Please check the appropriate box:

☐	I withdraw all my options from the exchange. I understand that I will not be exchanging any of my eligible options (including any amended discount options) for new options.

OR

☐

I do not wish to participate in the offer to the extent indicated in my previous Election Form. I still wish to exchange those options that I previously elected to exchange that I have not listed below. I withdraw from the exchange the following options:

Grant Number(s):	Grant Date(s):

Employee Name:

Legal Name, if different:

Employee ID Number:

Date:

E-mail Address:

[SUBMIT BUTTON]